                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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     Filed by a Party other than the Registrant [ ]

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                                                   Commission Only (as permitted
     [X]   Definitive Proxy Statement              by Rule 14a-6(e)(2))
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to
           Rule 14a-11(c) Rule 14a-12


                                DIGITAL LAVA INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

                               DIGITAL LAVA INC.
                               13160 MINDANAO WAY
                                   SUITE 350
                            MARINA DEL REY, CA 90292

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2001

                            ------------------------

     Our Annual Meeting of Stockholders (the "Annual Meeting") will be held at 3:00 p.m. on June 19, 2001 at 13160 Mindanao Way, Suite 350, Marina del Rey, California 90292.

     The purpose of the Annual Meeting is to elect five directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. We may also transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

     Our board of directors has fixed the close of business on May 10, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     Enclosed is a proxy card which will enable you to vote your shares on the matters to be considered at the Annual Meeting. Whether or not you intend to attend the Annual Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication.

     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                          By order of the Board of Directors

                                          /s/ ROBERT F. GREENE

                                          Robert F. Greene
                                          Chairman and Chief Executive Officer

                               DIGITAL LAVA INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished to our stockholders in connection with our board of directors' solicitation of proxies for use at our Annual Meeting to be held on June 19, 2001, and at any and all adjournments of our Annual Meeting. Our principal executive offices are located at 13160 Mindanao Way, Suite 350, Marina del Rey, California 90292. The approximate date on which this proxy statement and form of proxy will be sent to our stockholders is May 14, 2001.

     On May 10, 2001, the record date for the determination of which stockholders are entitled to notice of, and to vote at, our Annual Meeting, we had 7,199,319 shares of common stock outstanding. Each such share is entitled to one vote on all matters properly brought before the meeting. Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

     You may revoke the enclosed proxy at any time before it is exercised. If you attend the meeting and vote in person your proxy will not be used.

SOLICITATION OF PROXIES

     Our board of directors is soliciting your proxy to vote on your behalf at the Annual Meeting. Only stockholders of record as of the close of business on May 10, 2001 will be entitled to notice of, and to vote at, the Annual Meeting.

INFORMATION ABOUT VOTING

     You may be a stockholder "of record" or you may hold your shares in "street name." Holding shares "of record" means your shares are registered in your name directly with Digital Lava and that the stock certificates are issued in your own name and not in street name. Holding shares in "street name" means your shares are held in an account through your broker, bank, fiduciary, custodian or other nominee, and you are considered the beneficial owner of such shares.

     If you are a stockholder of record as of May 10, 2001, you may vote your shares:

     - By Proxy:  You may vote by completing, signing and dating the enclosed proxy card and returning it to us by mail. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card, your "proxies," will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted FOR the approval of all matters indicated in the meeting notice, and, in the discretion of your proxy, on any other matter that may be properly brought before the meeting.

     - In Person: You may attend the Annual Meeting and vote in person.

     If you hold your shares in street name, you will provide voting instructions on cards you will receive from your broker, bank or other nominee. If you wish to vote in person by ballot at the Annual Meeting, you must request a written proxy from your broker, bank or other nominee and deliver the proxy to the inspector of election before or at the Annual Meeting.

REVOCATION OF PROXIES

     You may revoke your proxy at any time before it is voted. Proxies may be revoked by:

     - filing with the Secretary of Digital Lava, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

     - duly executing a later-dated proxy and delivering it to the Secretary of Digital Lava before the taking of the vote at the Annual Meeting; or

     - attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

     Any written notice of revocation or subsequent proxy should be sent to Digital Lava Inc., 13160 Mindanao Way, Suite 350, Marina del Rey, California 90292, Attention: Secretary, or hand delivered to the Secretary of Digital Lava at or before the taking of the vote at the Annual Meeting. Stockholders that have instructed a bank, broker or other nominee to vote their shares must follow directions received from the bank, broker or nominee in order to change their vote or to vote at the Annual Meeting.

VOTING RIGHTS AND RECORD DATE

     Only stockholders of record at the close of business on May 10, 2001 will be entitled to vote. At the close of business on May 10, 2001, we had 7,199,319 shares of common stock outstanding. Each stockholder entitled to vote at the Annual Meeting may cast in person or by proxy one vote for each share of common stock held by such stockholder. Therefore, the total number of votes entitled to be cast at the Annual Meeting is 7,199,319.

QUORUM AND REQUIRED VOTE

     Holders of a majority of the outstanding shares of our common stock must be present in person or by proxy in order for a quorum to be present at the Annual Meeting.

     Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but in all matters (other than the election of directors) abstentions will have the same effect as votes against approval of a proposal. Under the rules that govern brokers who have record ownership of shares that are held in brokerage accounts for their clients, who are the beneficial owners of the shares, brokers that do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters, but not on non-routine matters. Proposal 1 to be acted upon at the Annual Meeting (the election of directors) is a routine matter. On routine matters, a broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote for the routine matters, but expressly states that the broker is not voting on non-routine matters. The broker's inability to vote with respect to the non-routine matters is referred to as a "broker non-vote." Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for determining the number of votes cast on non-routine matters.

     Assuming that a quorum is present at the Annual Meeting, with respect to Proposal 1 (Election of Directors) the five (5) nominees receiving the highest number of affirmative or "FOR" votes will be elected as directors. The approval of any other matter properly brought before the Annual Meeting will require the affirmative vote of a majority of the votes cast on such matter.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Five (5) directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Our board of directors currently consists of five members; there are no vacancies. The election of directors requires the affirmative vote of a plurality of shares of common stock cast at a meeting at which a quorum (one-third of the outstanding shares of common stock) is present or represented. Abstention and broker non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to this Proposal 1. The persons named in the accompanying proxy form intend to vote FOR the election of the five persons named in the table below as directors of Digital Lava, unless authority to do so is withheld. Proxies cannot be voted for more than five persons. If any of the nominees for director listed below should become unavailable for election for any reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

                        BOARD OF DIRECTORS AND OFFICERS

     The following table sets forth the name, age and position of each nominee for director and each executive officer:

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Robert Greene........................  44     Chief Executive Officer and Chairman of the Board
Roger Berman.........................  46     Director
John Carrington......................  57     Director
Mark Mangiola........................  45     Director
Michael Wheeler......................  51     Director
Joshua D.J. Sharfman.................  43     President and Chief Technology Officer
Bennet Lientz, Jr. ..................  31     Chief Financial Officer
Brian Berlin.........................  49     Vice President, Sales
Ralph Boulware.......................  58     Vice President, Services
Shawn Butler.........................  31     Vice President, Business Development
David Florence.......................  39     Vice President, Marketing

     Robert Greene has served as Chief Executive Officer and a director of Digital Lava since June 1999. From 1995 to June 1999, Mr. Greene served as Senior Vice President of The Lightspan Partnership Inc., an interactive educational software vendor. From 1982 to 1995, Mr. Greene served as Senior Vice President and Zone General Manager of Showtime Networks, Inc., a cable television network. Mr. Greene holds a B.A. degree from the University of Virginia, a Certificate of Marketing Management and a Speakeasy Senior Executive Certificate from the University of Denver.

     Roger Berman has served as a director of Digital Lava since its inception in July 1995. From July 1995 to December 1997, Mr. Berman was the President of Digital Lava. Prior to joining Digital Lava, Mr. Berman served as President of St. Eve International, Inc., an apparel company, from May 1992 to July 1995 and Sherne Lingerie, Inc. from January 1986 to December 1991. Mr. Berman holds a B.A. degree from Hamilton College and an MBA from New York University.

     John Carrington has served as director of Digital Lava since April 1999. Since May 1999, Mr. Carrington has served as the President and Chief Executive Officer of Websense, Inc., a provider of employee Internet management products, and has served as its Chairman since June 1999. From 1996 to 1998, Mr. Carrington served as Chairman, President and Chief Executive Officer of Artios, Inc., a provider of hardware and software design solutions to companies in the packaging industry. From 1991 to 1995, he served as President and Chief Executive Officer of Digitalk, a software development tools company. Mr. Carrington currently serves on the boards of directors for Interact Corp, a sales automation and e-commerce provider, and Websense, Inc. Mr. Carrington holds a B.A. degree from the University of Texas and an MBA from the Southern Methodist University.

     Mark Mangiola has served as a director of Digital Lava since November 2000. Since 1997, Mr. Mangiola has served as President and CEO of @Home Solutions Network Inc. From 1996 to 1997, Mr. Mangiola served as Vice President of Operations for @Home. From 1995 to 1996, Mr. Mangiola served as President and CEO of Positive Communications Inc., a provider of personal communications products. From 1979 to 1995, Mr. Mangiola served as Executive Vice President and General Manager for Time Warner/KBLCOM. He completed his undergraduate studies at California State University, Long Beach, where he earned a B.S. degree, and graduate studies at the University of Southern California, where he earned a business degree.

     Michael Wheeler has served as a director of Digital Lava since March 2000. Mr. Wheeler is currently President and Director of e2enet. From 1996 to 1999, Mr. Wheeler was President of CNBC/Dow Jones Business Video a joint venture between NBC, Microsoft and Dow Jones. From 1991 to 1996, Mr. Wheeler was Senior Vice President and General Manager of NBC New Media. From 1987 to 1991, Mr. Wheeler was President of the Financial News Network. Mr. Wheeler is also a founding member and Vice Chairman of the New York New Media Association. Mr. Wheeler is a member of the NYNMA Angels Investor group and also helped create the handbook "Building A Successful New Media Business." Mr. Wheeler received a B.A. in journalism from the University of Missouri.

     Joshua D.J. Sharfman has served as President and Chief Technology Officer of Digital Lava since February 1999. From May 1996 to June 1999, Mr. Sharfman served as Chief Executive Officer and a director of Digital Lava. From 1994 to 1996, Mr. Sharfman served as Vice President of Research and Development at ParcPlace-Digitalk, Inc., a cross-platform object-oriented software firm. Since 1980, Mr. Sharfman has also served as an Adjunct Professor of Engineering at the University of Southern California. In addition, Mr. Sharfman has served for four years on the Scientific Advisory Board of the University of Southern California's Integrated Media Systems Center, a National Science Foundation funded multimedia research program. Mr. Sharfman holds a B.S. degree from the University of California, Los Angeles and a M.S. degree from the University of Southern California.

     Bennet Lientz, Jr. served as Interim Chief Financial Officer of Digital Lava from December 2000 through March 2000, and began serving as Chief Financial Officer on April 1, 2001. From January 2000 to December 2000, Mr. Lientz served as the Chief Financial Officer and in-house counsel for Harvest Solutions, Inc., a full service provider of Internet tracking and reporting software solutions for e-commerce and traditional companies. From February 1999 to October 1999, Mr. Lientz served as Controller for Rainmaker Digital Pictures, a subsidiary Rainmaker Entertainment Group, a post production and visual effects company. From February 1998 through February 1999, Mr. Lientz served as Assistant Controller for Digital Domain, Inc., a provider of visual effects for commercial and film production. During 1996 and 1997, Mr. Lientz worked as an independent forensic accountant and financial consultant. Mr. Lientz has also worked as an senior associate at Coopers & Lybrand, LLP and internal auditor for California Federal Bank, Inc. He is a licensed Certified Public Accountant and an attorney in the State of California. He holds his B.A. in Business Economics from the University of California at Santa Barbara, and received his Juris Doctorate from Southwestern University School of Law.

     Brian Berlin has served as Digital Lava's Vice President of Sales since April 2001 and previously served as Director of Sales, Western Region and as Director of Business Development since 1998. From 1994 to 1998, Mr. Berlin served as the Director of Sales at NovaQuest, a Los Angeles-based systems integrator. From 1991 to 1994, Mr. Berlin served as the Director of Sales, Western Region for AimTech Corporation, a multimedia software firm providing Computer Based Training authoring software and services to major corporations throughout the Western United States. From 1989 to 1991, Mr. Berlin was National Sales and Marketing Director for Hitachi America Ltd., Office Automation Division. From 1986 to 1989, Mr. Berlin served as Regional Sales Director for NEC Technologies. Mr. Berlin holds a B.S. in Mass Communications from Kansas State University.

     Ralph Boulware has served as Vice President of Services for Digital Lava since February 2000. From 1996 to January 2000, Mr. Boulware served as Senior Vice President and Director of Operations for WFS Financial, a financing organization. From 1992 to 1996, Mr. Boulware served as Managing Partner for Alternative Resources Now, Inc., a receivables factoring organization. From 1989 to 1992 Mr. Boulware was

Chief Operating Officer for Data Line Service Company, an organization providing data processing support to financial institutions. Mr. Boulware holds a B.S. from the University of San Francisco and an MBA from the University of California at Los Angeles.

     Shawn Butler joined Digital Lava in January 2001 as Vice President of Business Development. From 1999 to September 2000, Mr. Butler served in several leadership positions, including Executive Director and Vice President, at Akamai Technologies and INTERVU (which was acquired by Akamai in April 2000) in both business development and product management. From August 1995 to December 1998, Mr. Butler served as Director of Business and Marketing at Wavefunction, a provider of molecular modeling and visualization software to the academic and pharmaceutical research industry. From 1994 to 1995, he served as a financial consultant to the U.S. Department of Justice, and as a Legislative Aide to (now) Congressman Mike Thomson. He received his MBA (MPIA) from the University of California at San Diego in 1994, where he also graduated as an undergraduate with honors and earned a B.A. in both history and mathematics.

     David Florence joined Digital Lava in January 2001 as Vice President of Marketing. From May 2000 to December 2000, he was responsible for marketing and advertising programs at OnlineLearning.net. From 1997 to 2000, he oversaw advertiser's marketing programs for GoTo.com and directed global marketing efforts for Lucent Technologies. From 1996 to 1997, he served as a senior product line manager for Sun Microsystems. From 1993 to 1995, he served as a Senior Marketing Manager at Motorola, overseeing advanced two-way communications. Mr. Florence graduated magna cum laude and Phi Beta Kappa from UCLA, where he earned a B.A. in quantitative psychology. He received a graduate fellowship in human factors engineering at Virginia Tech, and an MBA in marketing and new venture management from the University of Southern California.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1943 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. These people are required by SEC regulations to furnish us with copies of all such filed reports. To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations from certain insiders that no other reports were required during the year ended December 31, 2000, all section 16(a) filing requirements applicable to such persons were complied with, except that
(i) Messrs. Lientz, Berlin, Boulware, Butler, Florence, Mangiola and Wheeler did not timely file a Form 3 and (ii) Mr. Boulware did not timely file a Form 4 and a Form 5.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     From January 2000 to October 2000, the member of the audit committee was Roger Berman. Since November 2000, the members of the audit committee have been John Carrington and Michael Wheeler. The audit committee has the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full board of directors. During 2000, the audit committee had three meetings.

     From January 2000 to October 2000, the member of the compensation committee was John Carrington. Since November 2000, the members of the compensation committee have been Roger Berman and Mark Mangiola. The compensation committee administers our stock option plan and other corporate benefits programs. The compensation committee also reviews and approves bonuses, stock option grants, compensation philosophy and current competitive status, and executive officer compensation. During 2000, the compensation committee had two meetings.

     The board of directors does not have a standing nominating committee.

     During 2000 there were five meetings of the board of directors. As of May 14, 2001, there have been three meetings of the board of directors in 2001. A quorum of directors was present, either in person or by telephone, for all meetings held in 2001. Actions were also taken during 2001 by the unanimous written consent of the directors.

                           AUDIT COMMITTEE REPORT(1)

     The audit committee of the Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq SmallCap Market. The audit committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

     The role of the audit committee is to oversee Digital Lava's financial reporting process on behalf of the Board of Directors. Management of Digital Lava has the primary responsibility for Digital Lava's financial statements as well as Digital Lava's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of Digital Lava's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

     In this context, the audit committee has reviewed and discussed the audited financial statements of Digital Lava as of and for the year ended December 31, 2000 with management and the independent auditors. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from Digital Lava. The audit committee has also considered whether the independent auditor's provision of non-audit services to Digital Lava is compatible with maintaining the auditor's independence.

     The members of the audit committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the audit committee necessarily relied upon the information, opinions, reports and statements presented to them by management of Digital Lava and by the independent auditors. As a result, the audit committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that Digital Lava's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that Digital Lava's auditors meet the applicable standards for auditor independence.

     Based on the reports and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in Digital Lava's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

    Submitted on May 1, 2001 by the members of the audit committee of Digital Lava's Board of Directors.

     Michael Wheeler (Chair)
     John Carrington
---------------
(1) THIS SECTION IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF DIGITAL LAVA UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid during 2000, 1999 and 1998 to our Chief Executive Officer and each of the three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2000.

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                            ANNUAL COMPENSATION      SECURITIES
                                                           ---------------------     UNDERLYING
           NAME AND PRINCIPAL POSITION             YEAR    SALARY($)    BONUS($)     OPTIONS(#)
           ---------------------------             ----    ---------    --------    ------------
Robert Greene....................................  2000    $300,000     $100,000      100,000
  Chief Executive Officer                          1999    $159,231           --      376,820
                                                   1998          --           --           --
Joshua Sharfman..................................  2000    $253,000     $ 43,750      100,000
  President and Chief Technology Officer           1999    $230,000     $ 60,000       90,000
                                                   1998          --           --           --
Peter Webb.......................................  2000    $322,079           --       50,000
  Vice President, Sales                            1999    $ 28,333     $ 25,000       50,000
                                                   1998          --           --           --
Ralph Boulware...................................  2000    $131,006     $ 21,063       50,000
  Vice President, Services                         1999          --           --           --
                                                   1998          --           --           --

     Option Grants. The following option grants were made to the officers named in the above table during 2000:

                                                        PERCENTAGE
                                       NUMBER OF         OF TOTAL
                                      SECURITIES          OPTIONS       EXERCISE OR
                                      UNDERLYING        GRANTED TO      BASE PRICE        EXPIRATION
                                    OPTIONS GRANTED      EMPLOYEES      (PER SHARE)          DATE
                                    ---------------     ----------      -----------    ----------------
Robert Greene.....................      100,000            7.62%          $5.250          June 21, 2010
Joshua Sharfman...................      100,000            7.62%          $6.875        August 22, 2010
Peter Webb........................       50,000            3.81%          $6.875        August 22, 2010
Ralph Boulware....................       25,000            1.91%          $6.1875      February 3, 2010
Ralph Boulware....................       25,000            1.91%          $6.875        August 22, 2010

     Option Exercises and Option Values. The following table sets forth information with respect to stock options held by the above-named officers on December 31, 2000. These officers did not exercise any options in 2000. The value of the options is based on the fair market value of the options at December 31, 2000.

                                                   NUMBER OF SHARES
                                                 OF STOCK UNDERLYING             VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                 AT DECEMBER 31, 2000            AT DECEMBER 31, 2000
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Robert Greene..............................    150,728         326,092             --               --
Joshua Sharfman............................     52,500         137,500         $  781          $ 2,344
Peter Webb.................................     12,500          87,500         $5,469          $16,406
Ralph Boulware.............................         --          50,000             --               --

EMPLOYMENT AND CONSULTING AGREEMENTS

     Robert Greene. We have entered into an employment agreement with Robert Greene, Chief Executive Officer, which expires on June 30, 2002. Under the terms of his employment agreement, Mr. Greene receives an annual base salary of $300,000 and stock options to purchase 5% of the equity of Digital Lava on a fully diluted basis as of July 1, 1999. Subject to certain conditions, these stock options will vest as follows: 40% on July 1, 2000, and 20% on each of the first, second and third anniversaries of such date. Mr. Greene is eligible to receive an annual bonus of up to $100,000 and future grants of stock options at the discretion of the board of directors. A state court may determine not to enforce, or only partially enforce, certain provisions of this agreement.

     Joshua Sharfman. We have entered into an employment agreement with Joshua Sharfman, President, which expires on December 31, 2001. Under the terms of his employment agreement, Mr. Sharfman is entitled to receive an annual base salary of not less than $230,000. In addition, the agreement provides that if Mr. Sharfman is terminated without cause he will receive a severance payment equal to his annual salary. Mr. Sharfman's employment agreement provides that he will not, directly or indirectly, compete with us for a period of six months following his termination in certain circumstances.

     Roger Berman. On March 1, 1999, we entered into a consulting agreement with Roger Berman under which Mr. Berman has agreed to provide us with certain financial, operational and strategic development services, including financing and credit strategies, cash management and human resources. The agreement had a term of two years. Under the agreement, Mr. Berman received an annual fee of $60,000 and received a $60,000 bonus in February 1999. Mr. Berman is a director of Digital Lava.

     Shawn Butler. On January 2, 2001, we entered into a letter agreement with Shawn Butler, Vice President, Business Development. Under the terms of such agreement, Mr. Butler is an at-will employee and is entitled to receive an annual base salary of not less than $150,000. In addition, the agreement provides that a change of control will result in the vesting fully and immediately of all of the options granted to Mr. Butler.

DIRECTORS' COMPENSATION

     Our directors who are not full-time employees of Digital Lava receive $1,000 for attendance at each meeting of the board of directors or any committee of the board and are reimbursed for their out-of-pocket expenses in connection with their attendance.

     Under our 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan"), each individual who first joins the board of directors anytime after our initial public offering will receive, on the date of initial election or appointment, an automatic nonstatutory option grant to purchase 30,000 shares of our common stock, provided that such person is not an employee of Digital Lava. In addition, on the date of each annual stockholders meeting thereafter, each individual who continues to serve as an Independent Director (as defined in the Plan) will automatically be granted a nonstatutory option to purchase 10,000 shares of our common stock, provided such individual has served on the board for at least ninety days prior to such annual meeting. Each such grant will have an exercise price per share equal to the closing price of our common stock on Nasdaq on the option grant date, and will have a term of 10 years, subject to earlier termination should the director cease to serve on the board. The shares subject to each initial 30,000-share automatic option grant will be exercisable in a series of three successive equal annual installments commencing on the grant date. The shares subject to each subsequent 10,000-share automatic option grant will be exercisable in four annual installments commencing on the grant date. However, the shares will immediately become exercisable in full upon changes in control or ownership.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP to serve as the independent public accountants of Digital Lava for fiscal 2001. PricewaterhouseCoopers LLP also served in such capacity during fiscal 2000. The Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of Digital Lava and its stockholders.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2000 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB were $305,762.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We incurred no expenses from PricewaterhouseCoopers LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for fiscal year 2000.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than as stated under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above were $287,076. The audit committee considers the provision of these services to be compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                              CERTAIN TRANSACTIONS

     In November 1999, we issued a $230,000 loan to Joshua Sharfman in exchange for a promissory note. The note bears no interest and is payable on or before July 1, 2001. This transaction was ratified by our entire board of directors, a majority of whom did not have an interest in the transaction.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of our common stock, as of April 13, 2001 by (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors and named executive officers and (3) all of our executive officers and directors as a group.

     Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage ownership for each listed person includes the shares of common stock underlying options or warrants held by that person and exercisable within 60 days of April 13, 2001, but excludes shares of common stock underlying options or warrants held by any other person.

     Unless otherwise indicated, the address of each beneficial owner is 13160 Mindanao Way, Suite 350, Marina del Rey, California 90292.

                                                               SHARES OF       PERCENTAGE
                                                                 COMMON        OF COMMON
                                                                 STOCK           STOCK
                                                              BENEFICIALLY    BENEFICIALLY
            NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED           OWNED
            ------------------------------------              ------------    ------------
Robert Greene(1)............................................    165,728           2.25%
Roger Berman(2).............................................    165,902           2.30%
John Carrington(3)..........................................     20,000              *
Mark Mangiola(4)............................................     10,000              *
Michael Wheeler(5)..........................................     20,000              *
Joshua Sharfman(6)..........................................    135,583           1.87%
Peter Webb(7)...............................................     12,500              *
Ralph Boulware(8)...........................................      6,250              *
Austin W. Marxe and David M. Greenhouse(9)..................    667,100           9.27%
  153 East 53rd Street
  New York, NY 10022
All executive officers and directors as a group (11
  persons)(10)..............................................    523,663           7.02%

---------------
  *  Less than 1%.

 (1) Includes 150,728 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (2) Includes 10,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (3) Includes 20,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (4) Includes 10,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (5) Includes 20,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (6) Includes 52,500 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (7) Includes 12,500 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (8) Includes 6,250 shares of common stock issuable upon exercise of options exercisable within 60 days.

 (9) Information is based on Schedule 13G filed on February 14, 2001. Such
     Schedule 13G reported that 667,100 shares of common stock are beneficially owned by Austin W. Marxe and David Greenhouse, of which 10,600 shares of common stock are owned by Special Situations Fund III, L.P., 250,000 shares of common stock are owned by Special Situations Technology Fund, L.P., 2,500 shares of common stock are owned by Special Situations Cayman Fund, L.P. and 404,000 shares of common stock are owned by Special Situations Private Equity Fund, L.P.

(10) Includes 263,428 shares of common stock issuable upon exercise of options exercisable within 60 days.

                  DEADLINE FOR FUTURE STOCKHOLDERS' PROPOSALS

     Proposals that a stockholder desires to have included in Digital Lava's proxy materials for the 2002 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Securities and Exchange Commission, including that any such proposal must be received no later than December 31, 2001 by the Secretary of Digital Lava, at Digital Lava, Inc., 1360 Mindanao Way, Suite 350, Marina del Rey, California 90292.

     Our Bylaws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, that the stockholder wishes to bring before a meeting of stockholders of Digital Lava. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by the Secretary of Digital Lava not less than 90 days nor more than 120 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice must be received by the Secretary not earlier than 120 days prior to such annual meeting, and not later than 90 days prior to such annual meeting or 10 days following the first public announcement of such meeting date. With respect to stockholder proposals, the stockholder's notice to the Secretary of Digital Lava must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as certain other information set forth in our Bylaws and/or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to the Secretary of Digital Lava must contain certain information set forth in our Bylaws about both the nominee and the stockholder making the nominations.

     If a stockholder desires to have a proposal included in Digital Lava's proxy materials for the 2002 annual meeting of stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in the two immediately preceding paragraphs. Any required written notices should be sent to Digital Lava Inc., 1360 Mindanao Way, Suite 350, Marina del Rey, California 90292, Attention:
Secretary.

                          ANNUAL REPORT ON FORM 10-KSB

     STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AND ANY AMENDMENTS OR EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO DIGITAL LAVA INC., 13160 MINDANAO WAY, SUITE 350, MARINA DEL REY, CALIFORNIA 90292, ATTENTION: SECRETARY.

                                 OTHER MATTERS

     As of the date of this proxy statement, management knows of no matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                          By order of the Board of Directors

                                          /s/ ROBERT F. GREENE

                                          Robert F. Greene
                                          Chairman and Chief Executive Officer

Dated: May 14, 2001
Marina del Rey, California

                                                                      APPENDIX A

                               DIGITAL LAVA INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Digital Lava Inc. (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

     In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such at the outside auditor.

MEMBERSHIP

     As long as the Company continues to file reports under Regulation S-B promulgated by the Securities and Exchange Commission, the Committee shall consist of at least two members of the Board. Thereafter, the Committee shall consist of at least three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of the American Stock Exchange (as long as the Company's securities are then traded on the American Stock Exchange) or Nasdaq (if the Company's securities have been admitted for quotation on Nasdaq). Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

COMMITTEE ORGANIZATION AND PROCEDURES

     1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

     2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

     3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable. Such meetings may be in person or telephonic.

     4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal audit manager of the Company (meaning the chief financial officer or other employee with primary responsibility for the Company's internal audit function) and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

RESPONSIBILITIES

  Outside Auditor

     6. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor.

     7. The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

     8. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

  Annual Audit

     9. The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

     10. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

     11. The Committee shall review(1) and discuss the audited financial statements with the management of the Company.

     12. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements;
(ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of

---------------

  (1)Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

     13. The Committee shall, based on the review and discussions in paragraphs 11 and 12 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 8 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

     14. The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

  Internal Controls

     15. The Committee shall discuss with the outside auditor and the senior internal audit manager, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     16. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

  Internal Audit

     17. The Committee shall discuss at least annually with the senior internal audit manager the activities and organizational structure of the Company's internal audit function and the qualifications of the primary personnel performing such function.

     18. Management shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

     19. The Committee shall, at its discretion, meet with the senior internal audit manager to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

     20. The senior internal audit manager shall be granted unfettered access to the Committee.

  Other Responsibilities

     21. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

     22. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K or Item 306 of Regulation S-B of the Securities and Exchange Commission, as applicable.

     23. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

                                                                           PROXY

                               DIGITAL LAVA INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIGITAL LAVA INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2001

  The undersigned hereby appoints Robert Greene and Bennet Lientz, Jr., and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of the common stock of Digital Lava Inc. held of record by the undersigned on May 10, 2001 at the Annual Meeting of Stockholders to be held on June 19, 2001, at 3:00 p.m., local time, at 13160 Mindanao Way, Suite 350, Marina Del Rey, California 90292 and any adjournments of the Annual Meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                               DIGITAL LAVA INC.


                                 JUNE 19, 2001




                                          PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

-----------------------------------------------------------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR                                                                                                  |_
      VOTES AS IN THIS
      EXAMPLE.

                   FOR ALL NOMINEES            WITHHOLD
                   LISTED AT RIGHT             AUTHORITY
                   EXCEPT AS MARKED    TO VOTE FOR ALL NOMINEES     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   TO THE CONTRARY:         LISTED AT RIGHT.        THE NOMINEES LISTED BELOW.
(1) ELECTION OF
    DIRECTORS OF         [ ]                      [ ]         NOMINEES: Robert Greene      THE SHARES OF STOCK REPRESENTED BY THIS
    THE COMPANY                                                         Roger Berman       PROXY WILL BE VOTED AS DIRECTED. IF NO
    (PROPOSAL 1 IN THE PROXY STATEMENT)                                 John Carrington    CONTRARY INSTRUCTION IS GIVEN, THE
(INSTRUCTIONS: To withhold authority to vote for any of                 Mark Mangiola      SHARES WILL BE VOTED FOR THE MATTERS
the individual nominees, PRINT that nominee's name on                   Michael Wheeler    INDICATED AT LEFT. IF ANY OTHER BUSINESS
the line below.)                                                                           IS PROPERLY PRESENTED AT THE ANNUAL
                                                                                           MEETING, THIS PROXY WILL BE VOTED IN
__________________________________________________                                         ACCORDANCE WITH THE DISCRETION OF THE
                                                                                           PROXIES NAMED ABOVE. IN MATTERS OTHER
                                                                                           THAN THE ELECTION OF DIRECTORS, AN
                                                                                           ABSTENTION HAS THE SAME EFFECT AS A VOTE
                                                                                           AGAINST A PROPOSAL, WHEREAS A BROKER
                                                                                           NON-VOTE DOESN'T HAVE ANY EFFECT FOR
                                                                                           PURPOSES OF DETERMINING WHETHER A
                                                                                           PROPOSAL HAS BEEN APPROVED, AS IT IS NOT
                                                                                           CONSIDERED TO BE A VOTE THAT HAS BEEN
                                                                                           CAST.

                                                                                                This Proxy is revocable at any
                                                                                           time, and the undersigned reserves the
                                                                                           right to attend the Annual Meeting and
                                                                                           vote in person. The undersigned hereby
                                                                                           revokes any proxy previously given in
                                                                                           respect of the shares of Digital Lava.

                                                                                           THE BOARD OF DIRECTORS URGES THAT YOU
                                                                                           FILL IN, SIGN AND DATE THIS PROXY AND
                                                                                           RETURN IT PROMPTLY BY MAIL IN THE
                                                                                           ENCLOSED ENVELOPE. NO POSTAGE IS
                                                                                           NECESSARY IF MAILED IN THE UNITED
                                                                                           STATES.


____________________________________________  ____________________________________________ Dated: _________________________, 2001
SIGNATURE*                                    SIGNATURE*

*NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign. If a corporation, please sign in full corporate name by the president or other authorized officer.